Provisions	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions	consisted of the following:

	At December 31,
	2020			2019(1)
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Product warranty and recall campaigns	€2,045	€3,671	€5,716	€2,406	€3,900	€6,306
Sales incentives	4,078	—	4,078	5,479	—	5,479
Legal proceedings and disputes	397	183	580	303	222	525
Commercial risks	410	301	711	441	120	561
Restructuring	64	24	88	72	34	106
Other risks	261	787	1,048	277	751	1,028
Total Provisions	€7,255	€4,966	€12,221	€8,978	€5,027	€14,005
Changes in Provisions were as follows:

	At January 1, 2020	Additional provisions	Settlements	Unused amounts	Translation differences	Transfer to Liabilities held for sale	Other changes	At December 31, 2020
	(€ million)
Product warranty and recall campaigns	€6,306	€2,777	€(2,897)	€—	€(488)	€—	€18	€5,716
Sales incentives	5,479	10,524	(11,636)	(11)	(324)	—	46	4,078
Legal proceedings and disputes	525	286	(165)	(11)	(56)	—	1	580
Commercial risks	561	338	(125)	(4)	(55)	—	(4)	711
Restructuring costs	106	66	(64)	(12)	(6)	—	(2)	88
Other risks	1,028	317	(198)	(29)	(38)	—	(32)	1,048
Total Provisions	€14,005	€14,308	€(15,085)	€(67)	€(967)	€—	€27	€12,221
Product warranty and recall campaigns
At December 31, 2020, the Product warranty and recall campaigns provision decreased primarily due to lower volumes in North America, reflecting COVID-19 related disruptions, partially offset by higher recall campaign costs.
At December 31, 2019, the Product warranty and recall campaigns provision decreased slightly primarily due to lower volumes in North America.
The cash outflow for the non-current portion of the Product warranty and recall campaigns provision is primarily expected within a period through 2023.
Sales incentives
As described within Note 2, Basis of preparation - Use of estimates, the FCA Group recorded the estimated cost of sales incentive programs offered to dealers and consumers as a reduction to revenue at the time of sale of the vehicle to the dealer. At December 2020, the Sales incentive provision decreased primarily due to lower dealer stock levels.
Legal proceedings and disputes
As described within Note 2, Basis of preparation - Use of estimates, a provision for legal proceedings was recognized when it was deemed probable that the proceedings would result in an outflow of resources. As the ultimate outcome of pending litigation was uncertain, the timing of cash outflows for the Legal proceedings and disputes provision was also uncertain.
During the year ended December 31, 2020, a provision of €222 million was recognized for estimated probable loss to settle matters under investigation by the U.S. Department of Justice primarily related to criminal investigations associated with U.S. diesel emissions matters (refer to Note 25 - Guarantees granted, commitments and contingent liabilities for further information).
During the year ended December 31, 2020, approximately €0.1 billion of payments were made for civil, environmental and consumer claims related to U.S. diesel emissions matters accrued in 2018 (refer to Note 25, Guarantees granted, commitments and contingent liabilities).
Commercial risks
Commercial risks arose in connection with the sale of products and services, such as onerous maintenance contracts, and as a result of certain regulatory emission requirements. For items such as onerous maintenance contracts, a provision was recognized when the expected costs to complete the services under these contracts exceeded the revenues expected to be realized. A provision for fines related to certain regulatory emission requirements that could be settled with cash fines was recognized at the time vehicles were sold based on the estimated cost to settle the obligation, measured as the sum of the cost of regulatory credits previously purchased plus the amount, if any, of the fine expected to be paid in cash. The cash outflow for the non-current portion of the Commercial risks provision was primarily expected within a period through 2023.
On August 31, 2020, the U.S. Court of Appeals for the Second Circuit vacated a final rule published by the National Highway Traffic Safety Administration (“NHTSA”) in July 2019 that had reversed NHTSA’s 2016 increase to the base rate of the CAFE penalty from $5.50 to $14.00. The base rate applies to each tenth of a mile per gallon (“MPG”) that a manufacturer’s fleet-wide average MPG is below the CAFE standard, and is multiplied by the number of vehicles in the manufacturer’s fleet to arrive at an aggregate penalty. On January 14, 2021, NHTSA published an interim final rule intended to avoid retroactive applicability of the increased fine rate that resulted from the Second Circuit’s ruling. In particular, NHTSA’s new rule imposes a CAFE penalty base rate of $5.50 through 2021 Model Year. The rule increases the CAFE penalty base rate to $14.00 in 2022 Model Year. Refer to Note 2, Basis of preparation, for additional detail on related impairments and Note 25, Guarantees granted, commitments and contingent liabilities for additional detail.
On July 12, 2019, the U.S. Department of Transportation’s National Highway Traffic Safety Administration (“NHTSA”) announced a final rule that retained the current fine rate applicable to automobile manufacturers that fail to meet Corporate Average Fuel Economy (“CAFE”) standards through achievement of the targeted fleet fuel efficiency or remittance of CAFE credits. Prior to this final rule, FCA recorded a provision for estimated CAFE civil fines relating to 2019 model year vehicles for which CAFE credits were not expected to be available at the previously announced civil fine rate. As a result of the announced final rule, under IAS 37, the reduction of the civil fine rate resulted in a change in the estimated provision of €158 million relating to 2019 model year vehicles sold prior to March 31, 2019, which was recognized as a reduction to Cost of revenues within the Consolidated Income Statement for the year ended December 31, 2019.
Restructuring costs
During the year ended December 31, 2020, a total provision for €66 million was recognized primarily for workforce restructuring costs, of which €18 million was recognized within LATAM, €6 million within EMEA and €32 million within North America (refer to Note 28, Segment reporting).
Other risks
Other risks included, among other items: provisions for disputes with suppliers related to supply contracts or other matters that were not subject to legal proceedings, provisions for product liabilities arising from personal injuries including wrongful death and potential exemplary or punitive damages alleged to be the result of product defects, disputes with other parties relating to contracts or other matters not subject to legal proceedings and management's best estimate of the FCA Group’s probable environmental obligations, which also included costs related to claims on environmental matters. The cash outflow for the non-current portion of the Other risks provision was primarily expected within a period through 2023.